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                 PRODUCT INFORMATION NOTICE DATED JULY 20, 2010

FUND NAME CHANGE:

Effective September 1, 2010, the funds listed in the table below will change names from their Current Name to the New Name:

CURRENT NAME                                      NEW NAME
------------------------------------------------------------------------
Putnam VT New Opportunities Fund     Putnam VT Multi-Cap Growth Fund
Putnam VT The George Putnam Fund of  Putnam VT George Putnam Balanced
Boston                               Fund

MERGER -- PUTNAM VT VISTA FUND INTO PUTNAM VT MULTI-CAP GROWTH FUND:

On June 11, 2010, Putnam Investment Management, LLC recommended, and the Board of Directors approved, the merger of Putnam VT Vista Fund ("Merging Fund") into Putnam VT New Opportunities Fund (effective September 1, 2010, the Putnam VT New Opportunities Fund name will change to Putnam VT Multi-Cap Growth Fund) ("Acquiring Fund"). The merger does not require shareholder approval. All assets of the Merging Fund will be transferred into the Acquiring Fund. Shareholders of the Merging Fund will receive shares of Acquiring Fund. The merger is expected to occur following the close of business on September 24, 2010.

Due to the merger, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on September 23, 2010. As a result of the merger, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about September 24, 2010, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about September 24, 2010, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

Effective as of the close of business on or about September 24, 2010, all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

              THIS NOTICE SHOULD BE RETAINED FOR FUTURE REFERENCE.

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